UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05547

The Laudus Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

The Laudus Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: March 31

Date of reporting period: December 31, 2018

Item 1. Schedule of Investments.

Laudus Trust
Laudus U.S. Large Cap Growth Fund

Portfolio Holdings as of December 31, 2018 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.8%
Tesla, Inc. *	44,041	14,656,845

Banks 0.6%
First Republic Bank	125,510	10,906,819

Capital Goods 2.0%
Roper Technologies, Inc.	74,112	19,752,330
Xylem, Inc.	267,323	17,835,791
		37,588,121

Commercial & Professional Services 2.3%
CoStar Group, Inc. *	130,856	44,142,963

Consumer Durables & Apparel 1.2%
NIKE, Inc., Class B	300,434	22,274,177

Consumer Services 1.0%
Domino’s Pizza, Inc.	80,265	19,904,917

Diversified Financials 4.7%
Berkshire Hathaway, Inc., Class B *	119,423	24,383,788
CME Group, Inc.	151,124	28,429,447
S&P Global, Inc.	221,766	37,686,914
		90,500,149

Food, Beverage & Tobacco 1.8%
Constellation Brands, Inc., Class A	214,228	34,452,147

Health Care Equipment & Services 13.2%
Align Technology, Inc. *	139,284	29,170,248
Becton, Dickinson & Co.	188,122	42,387,649
Boston Scientific Corp. *	1,282,993	45,340,973
Centene Corp. *	242,000	27,902,600
Intuitive Surgical, Inc. *	66,048	31,631,708
UnitedHealth Group, Inc.	305,884	76,201,822
		252,635,000

Materials 1.6%
The Sherwin-Williams Co.	76,403	30,061,524

Media & Entertainment 15.1%
Activision Blizzard, Inc.	325,704	15,168,035
Alphabet, Inc., Class A *	75,299	78,684,443
Electronic Arts, Inc. *	444,514	35,076,600
Facebook, Inc., Class A *	257,016	33,692,227
IAC/InterActiveCorp *	91,220	16,696,909
Security	Number of Shares	Value ($)
Netflix, Inc. *	206,395	55,243,686
Tencent Holdings Ltd.	1,366,200	54,757,737
		289,319,637

Pharmaceuticals, Biotechnology & Life Sciences 6.1%
BioMarin Pharmaceuticals, Inc. *	95,884	8,164,523
Illumina, Inc. *	110,875	33,254,739
Novartis AG ADR	367,255	31,514,151
Vertex Pharmaceuticals, Inc. *	152,096	25,203,828
Zoetis, Inc.	212,414	18,169,894
		116,307,135

Real Estate 1.8%
SBA Communications Corp. *	213,075	34,494,712

Retailing 13.0%
Amazon.com, Inc. *	110,380	165,787,449
Booking Holdings, Inc. *	29,478	50,773,497
MercadoLibre, Inc. *	109,051	31,935,585
		248,496,531

Semiconductors & Semiconductor Equipment 3.1%
ASML Holding N.V.	233,505	36,338,048
NVIDIA Corp.	171,614	22,910,469
		59,248,517

Software & Services 28.6%
Adobe Systems, Inc. *	213,339	48,265,815
Autodesk, Inc. *	236,438	30,408,291
Intuit, Inc.	226,249	44,537,116
Mastercard, Inc., Class A	349,405	65,915,253
Microsoft Corp.	1,274,430	129,443,855
PayPal Holdings, Inc. *	427,331	35,934,264
salesforce.com, Inc. *	427,190	58,512,214
ServiceNow, Inc. *	162,491	28,931,523
Visa, Inc., Class A	795,632	104,975,686
		546,924,017

Technology Hardware & Equipment 0.9%
Apple, Inc.	107,902	17,020,461

Transportation 1.7%
Union Pacific Corp.	229,276	31,692,822
Total Common Stock
(Cost $1,428,502,163)		1,900,626,494

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Other Investment Company 0.7% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27% (a)	13,334,267	13,334,267
Total Other Investment Company
(Cost $13,334,267)		13,334,267
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR –	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2018:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,900,626,494	$—	$—	$1,900,626,494
Other Investment Company[1]	13,334,267	—	—	13,334,267
Total	$1,913,960,761	$—	$—	$1,913,960,761
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Laudus U.S. Large Cap Growth Fund
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Laudus U.S. Large Cap Growth Fund
Notes to Portfolio Holdings (continued)

•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG60662DEC18

Item 2. Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Laudus Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: February 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: February 11, 2019

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: February 11, 2019